UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2007

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

0-25033	Delaware	63-1201350
(Commission File Number)	State or Other Jurisdiction of Incorporation	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama		35203
(Address of Principal Executive Offices)		(Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2007, Mark Tarnakow, the Chief Financial Officer of Superior Bancorp (the “Company”), was appointed the Company’s Principal Financial Officer and Principal Accounting Officer. James C. Gossett, the Company’s former Principal Financial Officer and Principal Accounting Officer, will remain in a financial management position with Superior Bank, the Company’s principal subsidiary.

Additional information about Mr. Tarnakow may be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

Date: May 9, 2007